UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2007

AVAYA INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15951	22-3713430
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

211 Mount Airy Road
Basking Ridge, New Jersey	07920
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code:  (908) 953-6000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 12, 2007, Avaya Inc. (the “Company”) announced a tender offer by its wholly-owned subsidiary, Avaya International Enterprises Limited, to acquire Ubiquity Software Corporation plc, a company listed on the Alternative Investment Market (AIM) of the London Stock Exchange.  A copy of the press release relating to the tender offer is set forth as Exhibit 99.

Item 9.01(d). Exhibits.

Exhibit Number	Description
99	Press release of Avaya Inc. dated January 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA INC.

Date: January 15, 2007	By:	/s/ Pamela F. Craven
		Name:	Pamela F. Craven
		Title:	Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description
99	Press release of Avaya Inc. dated January 12, 2007.